SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         SWIFT TRANSPORTATION CO., INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                         SWIFT TRANSPORTATION CO., INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2000

                                   ----------

To Our Stockholders:

     The 2000 Annual Meeting of Stockholders of Swift Transportation Co., Inc. will be held at our headquarters at 2200 South 75th Avenue, Phoenix, Arizona 85043, on Wednesday, June 7, 2000, beginning at 10:00 a.m. local time. At the meeting, stockholders will act on the following matters:

     *    Election of two directors, each for a term of three years;

     * Amendment of the 1999 Stock Option Plan to increase shares authorized for issuance thereunder;

     * Amendment of the Non-Employee Directors Stock Option Plan to change the manner in which grants are made; and

     *    Any other matters that properly come before the meeting.

     Stockholders of record at the close of business on April 14, 2000, are entitled to vote at the meeting or any postponement or adjournment thereof. We have enclosed a copy of our 1999 Annual Report to Stockholders, which includes certified financial statements, and our Proxy Statement.

--------------------------------------------------------------------------------
IF YOU PLAN TO ATTEND:

PLEASE NOTE THAT SPACE LIMITATIONS MAKE IT NECESSARY TO LIMIT ATTENDANCE TO STOCKHOLDERS AND ONE GUEST. REGISTRATION AND SEATING WILL BEGIN AT 9:30 A.M. COMPLIMENTARY PARKING IS AVAILABLE AT OUR OFFICES. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.
--------------------------------------------------------------------------------

     YOUR VOTE IS  IMPORTANT.  IN ORDER TO  ASSURE  YOUR  REPRESENTATION  AT THE
MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Directors


                                        /s/ Jerry C. Moyes

                                        Jerry C. Moyes
                                        CHAIRMAN OF THE BOARD, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER

April 24, 2000
Phoenix, Arizona

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ABOUT THE MEETING...........................................................   1

  What is the purpose of the annual meeting?................................   1
  Who is entitled to vote?..................................................   1
  Who can attend the meeting?...............................................   1
  What constitutes a quorum?................................................   1
  How do I vote?............................................................   2
  What if I vote and then change my mind?...................................   2
  What are the Board's recommendations?.....................................   2
  What vote is required to approve each item?...............................   2
  How much did this proxy solicitation cost?................................   3

INFORMATION CONCERNING DIRECTORS, nOMINEES AND OFFICERS.....................   3

  What is the makeup of the Board of Directors?.............................   3
  Are there any directors who are not standing for re-election?.............   3

    Election of Directors...................................................   3
    Continuing Directors....................................................   4
    Continuing Directors....................................................   5

DIRECTOR COMPENSATION ......................................................   5

  How are non-employee directors compensated?...............................   5
  Are employees of Swift Transportation paid additional
    compensation for service as a director?.................................   5

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES ......................   6

  How often did the Board meet during fiscal 1999?..........................   6
  What committees has the Board established?................................   6

EXECUTIVE COMPENSATION......................................................   7

  Summary Compensation Table................................................   7
  Options/SAR Grants in Last Fiscal Year....................................   8
  Aggregated Option/SAR Exercises In Last Fiscal Year
    and Fiscal Year-End Option/SAR Values...................................   8
  Employment Agreements.....................................................   9
  Compensation Committee Report on Executive Compensation...................  10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.................  12
STOCK PRICE PERFORMANCE GRAPH...............................................  14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................  15
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT.................  15
CERTAIN TRANSACTIONS AND RELATIONSHIPS......................................  16
AMENDMENT TO 1999 STOCK OPTION PLAN.........................................  16
AMENDMENT TO Non-EMPLOYEE DIRECTORS STOCK OPTION PLAN.......................  20
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS...................................  22
STOCKHOLDER PROPOSALS AND NOMINATIONS.......................................  22
OTHER MATTERS...............................................................  23
APPENDIX A.................................................................. A-1

                         SWIFT TRANSPORTATION CO., INC.
                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043

                              --------------------

                                 PROXY STATEMENT

                              --------------------

     This Proxy Statement contains information related to the 2000 Annual Meeting of Stockholders to be held on June 7, 2000, at 10:00 a.m. local time, at our headquarters located at 2200 South 75th Avenue, Phoenix, Arizona 85043, or at such other time and place to which the annual meeting may be adjourned or postponed. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SWIFT TRANSPORTATION. The proxy materials relating to the annual meeting are first being mailed to stockholders entitled to vote at the meeting on or about May 10, 2000.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting. In addition, Swift Transportation's management will report on the performance of Swift Transportation during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, April 14, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Registration and seating will begin at 9:30 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting Swift Transportation to conduct its business at the annual meeting. As of the record date, 65,913,225 shares of common stock of Swift Transportation were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     You can vote on matters to come before the meeting in two ways:

     1    You can attend the annual meeting and cast your vote in person; or

     2. You can vote by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendation of the Board of Directors.

WHAT IF I VOTE AND THEN CHANGE MY MIND?

     You may revoke your proxy at any time before it is exercised by:

     * filing with the Corporate Secretary of Swift Transportation a notice of revocation; or

     *    sending in another duly executed proxy bearing a later date; or

     *    attending the meeting and casting your vote in person.

     Your last vote will be the vote that is counted.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     The Board recommends that you vote FOR election of the nominated slate of directors (see page 3) and FOR approval of the proposed stock option plan amendments (see pages 16 through 22). Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the Board's recommendation. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The two nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A "broker non-vote" (DISCUSSED BELOW) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

     OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     EFFECT OF BROKER NON-VOTES. If your shares are held in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion under certain circumstances. Brokers have the authority under Nasdaq Exchange rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors. When a broker votes its customers' unvoted shares, the shares are counted for purposes of establishing a quorum. At the annual meeting, these shares will be counted as voted by the broker in the election of directors, but will not be counted for any "non-routine" matters to be voted on.

HOW MUCH DID THIS PROXY SOLICITATION COST?

     We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. We may solicit proxies by mail, personal interview, telephone or telegraph.

             INFORMATION CONCERNING DIRECTORS, NOMINEES AND OFFICERS

     THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

WHAT IS THE MAKEUP OF THE BOARD OF DIRECTORS?

     The Board presently consists of six members. The directors are divided into three classes, with each class serving for a three-year period. The stockholders elect one-third of the Board of Directors each year.

ARE THERE ANY DIRECTORS WHO ARE NOT STANDING FOR RE-ELECTION?

     No.

                              ELECTION OF DIRECTORS
                    FOR TERM EXPIRING AT 2000 ANNUAL MEETING
                                     CLASS I

     The Board of Directors has nominated Rodney K. Sartor and Earl H. Scudder, Jr. for election to Class I at the annual meeting. Each nominee will be elected to serve until the 2003 Annual Meeting of Stockholders or until his successor shall have been duly elected and qualified or his resignation or removal, whichever first occurs.

     Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     Nominees standing for election are:

RODNEY K. SARTOR,  45                                        DIRECTOR SINCE 1990

     RODNEY K. SARTOR has served as an Executive Vice President and a Director of the Company since May 1990. Mr. Sartor joined Swift in May 1979. He served as Director of Operations from May 1982 until August 1988 and as a Regional Vice President from August 1988 until May 1990.

EARL H. SCUDDER, JR.,  57                                    DIRECTOR SINCE 1993

     EARL H. SCUDDER, JR. has served as a Director of the Company since May 1993. Mr. Scudder has been President of the Scudder Law Firm, P.C. in Lincoln, Nebraska since February 1990, and has engaged in the private practice of law since 1966. Mr. Scudder also served as a director of Heartland Express, Inc. a publicly-held trucking company, until 1996.

--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE DIRECTOR NOMINEES.
--------------------------------------------------------------------------------

                              CONTINUING DIRECTORS
                    FOR TERM EXPIRING AT 2001 ANNUAL MEETING
                                    CLASS II

     The following Class II directors were elected at our 1998 Annual Meeting for terms ending in 2001:

JERRY C. MOYES,  56                                          DIRECTOR SINCE 1984

     JERRY C. MOYES has served as the Chairman of the Board, President and Chief Executive Officer of the Company since 1984. Mr. Moyes joined the Company in 1966 as a Vice President and served in that capacity until 1984. Mr. Moyes was President of the Arizona Motor Transport Association from 1987 to 1988.

ALPHONSE E. FREI,  61                                        DIRECTOR SINCE 1990

     ALPHONSE E. FREI has served as a Director of the Company since May 1990. Mr. Frei served in various capacities, including Chief Financial Officer, with America West Airlines from 1983 to 1994 and served as a director of America West Airlines from 1986 to September 1993. Mr. Frei has served in various executive capacities or as a consultant to a number of business organizations.

                              CONTINUING DIRECTORS
                    FOR TERM EXPIRING AT 2002 ANNUAL MEETING
                                    CLASS III

     The following Class III directors were elected at our 1999 Annual Meeting for terms ending in 2002:

WILLIAM F. RILEY III,  53                                    DIRECTOR SINCE 1990

     WILLIAM F. RILEY III has served as a Senior Executive Vice President since January 2000 and an Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since March 1990 and as a Vice President of Cooper Motor Lines and Swift Leasing Co., Inc. since April 1988 and May 1986, respectively. Prior to joining Swift in February 1986, Mr. Riley was employed by Armour Food Co. from 1978 to January 1986, serving in various transportation and distribution assignments, principally Manager of Business Planning of Armour Food Express, its truckload motor carrier.

LOU A. EDWARDS,  86                                          DIRECTOR SINCE 1990

     LOU A. EDWARDS has served as a Director of the Company since May 1990. Mr. Edwards is a retired president of a truck dealership and has 40 years of experience in the trucking industry.

                              DIRECTOR COMPENSATION

HOW ARE NON-EMPLOYEE DIRECTORS COMPENSATED?

     ANNUAL RETAINER: Each non-employee director receives $3,000 annually as a retainer for their services as directors and each non-employee director receives $500 for attending each Board meeting and Board committee meeting.

     OPTIONS. Under our Non-Employee Director Stock Option Plan, each non-employee director receives an option to purchase 1,000 shares of common stock each year. These option grants vest and become exercisable immediately on the date of grant, permitting the holder to purchase shares at 85% of their fair market value on the date of grant, which was $15.54 in the case of annual options granted in 1999. Unless earlier terminated, forfeited or surrendered pursuant to the plan, each option granted will expire on the sixth anniversary date of the grant. (See Proposal No. 3 which would modify this plan.)

     EXPENSES: Each non-employee director is also reimbursed for reasonable travel expenses incurred in connection with attendance at each Board and Board committee meeting.

ARE EMPLOYEES OF SWIFT TRANSPORTATION PAID ADDITIONAL COMPENSATION FOR SERVICE AS A DIRECTOR?

     No. We do, however, reimburse them for travel and other related expenses.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

HOW OFTEN DID THE BOARD MEET DURING FISCAL 1999?

     The Board of Directors met six times during fiscal 1999. All members of the board attended more than 66% of the meetings of the Board and the committees on which they serve.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing Compensation and Audit Committees. We do not maintain a standing nominating committee or other committee performing similar functions. The function of nominating directors is carried out by the entire Board of Directors. Our Bylaws, however, provide a procedure for you to recommend candidates for director at an annual meeting. For more information, see page 22 under "Stockholder Proposals and Nominations."

  NAME                  COMPENSATION COMMITTEE              AUDIT COMMITTEE
  ----                  ----------------------              ---------------
Jerry C. Moyes                   X                                X
Alphonse E. Frei                 X                                X
Lou A. Edwards                   X
Earl H. Scudder                                                   X

COMPENSATION COMMITTEE                          TWO MEETINGS IN FISCAL YEAR 1999

     *    reviews and recommends compensation of executive officers; and
     *    administers Swift Transportation's 1999 Stock Option Plan.

AUDIT COMMITTEE                                 TWO MEETINGS IN FISCAL YEAR 1999

     *    makes recommendations regarding the selection of independent auditors;
     * oversees the audit activities of the independent accountants of Swift Transportation;
     * meets separately and privately with the independent auditors to ensure that the scope of their activities has not been restricted and that adequate responses to their recommendations have been received;
     *    receives and accepts the report of independent auditors; and
     *    reviews certain proposals for major transactions.

                             EXECUTIVE COMPENSATION

THIS SECTION CONTAINS CHARTS THAT SHOW THE AMOUNT OF COMPENSATION EARNED BY OUR CHIEF EXECUTIVE OFFICER AND BY OUR FOUR OTHER MOST HIGHLY PAID EXECUTIVE OFFICERS. IT ALSO CONTAINS THE REPORT OF THE COMPENSATION COMMITTEE EXPLAINING THE COMPENSATION PHILOSOPHY FOR OUR MOST HIGHLY PAID OFFICERS.

                           SUMMARY COMPENSATION TABLE

     The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to Swift Transportation during the three fiscal years ended December 31, 1999, of those persons who were, at December 31, 1999, (i) our Chief Executive Officer and (ii) our four other most highly compensated executive officers (collectively, the "Named Executive Officers")

                                                                            LONG-TERM COMPENSATION
                                                                       -------------------------------
                                      ANNUAL COMPENSATION                      AWARDS          PAYOUTS
                            -----------------------------------------  ----------------------  -------
                                                                       RESTRICTED  SECURITIES
                                                         OTHER ANNUAL    STOCK     UNDERLYING   LTIP       ALL OTHER
NAME AND                             SALARY     BONUS    COMPENSATION   AWARD(S)    OPTIONS/   PAYOUTS   COMPENSATION
PRINCIPAL POSITION          YEAR       ($)       ($)          ($)         ($)         SARS       ($)        ($)(1)
------------------          ----     ------     -----    ------------   --------    --------   -------   ------------
JERRY C. MOYES ...........  1999    $270,371   $391,161                                                    $164,231
Chairman of the Board of    1998    $270,371   $366,161                                                    $166,268
Directors and President     1997    $270,371   $376,560                                                    $163,219

WILLIAM F. RILEY III .....  1999    $162,225   $362,775                                                    $ 23,280
Chief Financial Officer     1998    $162,225   $337,775                                                    $ 24,780
and Senior Executive        1997    $162,225   $337,764                                                    $ 22,615
Vice-President

RODNEY K. SARTOR .........  1999    $162,225   $187,775                                                    $ 19,525
Executive Vice-President    1998    $162,225   $137,775                                                    $ 21,025
                            1997    $162,225   $137,775                                                    $ 18,025

KEVIN H. JENSEN ..........  1999    $162,225   $187,775                                                    $ 16,500
Executive Vice President    1998    $162,225   $337,775                                                    $ 18,000
                            1997    $162,225   $337,764                                                    $ 15,000

PATRICK J. FARLEY ........  1999    $162,225   $187,775                                                    $ 16,500
Executive Vice President    1998    $162,225   $137,775                                                    $ 18,000
                            1997    $141,026   $102,048                                                    $ 15,000

----------
(1) "All Other Compensation" for each of the Named Officers included Company contributions in the amount of $16,500 for 1999, $18,000 for 1998, and $15,000 for 1997, pursuant to the Swift Transportation Co., Inc. Retirement Plan, a 401(k) profit sharing plan (the "401(k) Plan"). The balance of compensation included in "All Other Compensation" for each of the Named Officers during each of the identified periods represents Company payments of term life and disability insurance premiums on behalf of the respective Named Officers. The amount of such insurance premiums paid on behalf of Mr. Riley during 1999, 1998 and 1997 was $6,780, $6,780, and $7,615, respectively. The amount of such insurance premiums paid on behalf of Mr. Sartor during 1999, 1999 and 1997 was $3,025, $3,025 and $3,025, respectively. The Company does not pay such premiums for Mr. Jensen or Mr. Farley. The Company procured two term life insurance policies with a combined face amount of $20 million for the benefit of Jerry C. Moyes and his spouse. The aggregate annual premiums paid by the Company for these polices were $147,731, $148,268 and $148,219 in 1999, 1998 and 1997, respectively. The Company's purpose in maintaining these policies is to ensure that, in the event of the Moyes' deaths, their estate would be able to satisfy estate taxes without having to sell a large block of the Company's Common Stock, which might adversely affect the market for the Common Stock.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                      NONE

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The table below sets forth information with respect to the exercise of stock options during the fiscal year ended December 31, 1999, by the Named Executive Officers. The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights. The number of options and the option exercise price reflect a 3-for-2 stock split treated as a dividend, effected on November 18, 1993, of one share of Common Stock for every two shares of Common Stock outstanding, a 2-for-1 stock split treated as a dividend of one share of Common Stock for each share outstanding effected on November 18, 1994, a 3-for-2 stock split treated as a dividend, effected on March 12, 1998, of one share of Common Stock for every two shares of Common Stock outstanding and a 3-for-2 stock split treated as a dividend, effected on April 10, 1999, of one share of Common Stock for every two shares of Common stock outstanding.

                                                                                          VALUE OF UNEXERCISED
                          SHARES                         NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS AT
                       ACQUIRED ON                   OPTIONS AT FISCAL YEAR END (#)        FISCAL YEAR END ($)
                         EXERCISE   VALUE REALIZED   -----------------------------  --------------------------------
   NAME                   (#)(1)        ($)(2)       EXERCISABLE  UNEXERCISABLE(3)  EXERCISABLE(3)  UNEXERCISABLE(3)
   ----                   ------        ------       -----------  ----------------  --------------  ----------------
Jerry C. Moyes
President & Chief
Executive Officer(7)

William F. Riley III      81,000        1,155,000                      112,500                            856,563
Senior Executive Vice
President & Chief
Financial Officer(4)

Rodney K. Sartor          81,000        1,291,728
Executive Vice
President

Kevin H. Jensen           22,500          289,230                      228,000                          2,088,660
Executive Vice
President(5)

Patrick J. Farley                                        33,750         67,500          544,819           627,678
Executive Vice
President(6)

----------
(1) Represents shares of Common Stock acquired pursuant to exercise of options under the Company's Stock Option Plan. The exercise price for such shares was $1.24 for Messrs. Riley and Sartor and $3.14 for 13,500 shares and $4.86 for 9,000 shares for Mr. Jensen.

(2) Based on the $15.50 last reported sale price of the Company's Common Stock on April 9, 1999, for Mr. Riley, the $17.19 last reported sale price of May 17, 1999, for Mr. Sartor, the $19.79 last reported sale price for 9,000 shares exercised on February 24, 1999, and the $14.44 last reported sale price for 13,500 shares exercised on December 16, 1999 for Mr. Jensen.

(3) Based on the $17.625 last reported sales price of the Company's Common Stock on December 31, 1999.

(4) In 1997 Mr. Riley was granted options to purchase 112,500 shares at $10.01 per share. One-third of the shares underlying such options first become exercisable in April 2000. Thereafter, one-third of the options become exercisable in each successive year. These options will terminate in April 2007.

(5) Mr. Jensen was granted options in 1992, 1994, 1997 and 1998 covering 67,500, 45,000, 90,000 and 75,000 shares of the Company's Common Stock, respectively. The exercise price for each of Mr. Jensen's options is $3.15, $4.87, $10.01 (as to 45,000 shares subject to options granted in 1997) and $10.39 (as to 45,000 shares subject to options granted in 1997) and $10.02, respectively. One-fifth of each such option grant becomes exercisable on the fifth anniversary of the grant and one-fifth of each such grant becomes exercisable in each successive year thereafter. All of Mr. Jensen's options terminate on the ten year anniversary of the date of grant.

(6) Mr. Farley was granted options in 1990 (as to 16,875 shares), December 1991 (as to 67,500 shares), January 1995 (as to 5,625 shares), December 1995 (as to 3,375 shares), April 1997 (as to 22,500 shares) and July 1997 (as to 22,500 shares). The respective exercise prices for such grants are $1.24, $1.54, $8.12, $5.62, $10.01 and $11.17. One-fifth of each such option grant becomes exercisable on the fifth anniversary of the grant and one-fifth of each such grant becomes exercisable in each successive year thereafter. All of Mr. Farley's options terminate on the ten year anniversary of the date of grant.

(7) Mr. Moyes has not been awarded any stock options and is not eligible to participate in the Company's Stock Option Plan or Employee Stock Purchase Plan. See "Compensation Committee Report on Executive Compensation" below.

                              EMPLOYMENT AGREEMENTS

     The Company currently does not have any employment contracts or severance agreements with any of its executive officers.

     In the event the Company sells all or substantially all of its assets, or merges with or into another corporation, stock options outstanding are required to be assumed or equivalent options are required to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Company's Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the option holder shall have the right to exercise his or her option, including shares as to which such option would not otherwise be exercisable. If the Board makes options fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board must notify the option holder that the option is fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the option) and the option will terminate upon the expiration of such period.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Swift Transportation filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report.

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 1999.

WHAT IS SWIFT TRANSPORTATION'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

     Swift Transportation's compensation program for executive officers consists of three key elements:

     *    a base salary,

     *    a performance-based annual bonus, and

     *    long-term incentives in the form of stock option grants.

The Compensation Committee believes that this three-part approach best serves the interests of Swift Transportation and its stockholders. As described more fully below, each element of Swift Transportation's executive compensation program has a somewhat different purpose.

     The three-part approach enables Swift Transportation to meet the requirements of the competitive environment in which Swift Transportation operates, while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of the stockholders. Under this approach, compensation for these officers was ultimately based upon:

     *    the Committee's assessment of the executive officers' performance,

     *    the continuing demand for superior executive talent,

     *    Swift Transportation's overall performance, and

     *    Swift Transportation's future objectives and challenges.

     Swift Transportation's philosophy is to pay base salaries to executives that reward these executives for ongoing performance throughout the year and that enable Swift Transportation to attract, motivate and retain highly qualified executives. The annual bonus program is designed to reward executives for performance and is based primarily on Swift Transportation's financial results. Stock option grants give executives an opportunity to obtain equity in Swift Transportation and, because options result in minimal or no rewards if Swift Transportation's stock price does not appreciate but provide substantial rewards to executives if Swift Transportation's stock price appreciates, also provide an incentive for outstanding performance in the long term. The Board believes that this mix of short- and long-term compensation components provides a balanced approach that enables Swift Transportation to attract and retain experienced executives, rewards such executives for their individual and collective contribution to the profitability of Swift Transportation, and ensures that the incentives of Swift Transportation's executives are aligned with the best interests of its stockholders.

     The Board's decisions concerning the specific fiscal 1999 compensation elements for individual executive officers, including the Chief Executive
Officer, were made within this broad framework and in light of each executive officer's level of responsibility, performance, current salary and prior-year bonus and other compensation awards. As noted below, the Board's specific decisions involving fiscal 1999 executive officer compensation were ultimately based upon the Board's judgment regarding the individual executive officer's performance, potential future contributions, and whether each payment or award would provide an appropriate reward and incentive for such officer to sustain and enhance Swift Transportation's long-term performance.

     A more detailed breakdown of the Compensation Committee's decisions:

     *    BASE SALARY

     In setting  base  salaries of senior  management  for 1999,  including  the salary of Jerry C. Moyes, the Company's Chief Executive Officer, the Compensation Committee reviewed and considered (i) compensation information disclosed by similar publicly held truckload motor carriers (all of which carriers are included in the Nasdaq Trucking and Transportation Stocks Index);
(ii) the financial performance of the Company, as well as the role and contribution of the particular executive with respect to such performance; and
(iii) nonfinancial performance related to the individual executive's contributions. The Compensation Committee believes that the annual salaries of the Company's Chief Executive Officer, Senior Executive Vice President and its Executive Vice Presidents are at or slightly below median levels paid by other publicly held truckload motor carriers of comparable size. However, the Committee believes that, when the base salary and annual bonus for the Company's executives are aggregated, its compensation package is competitive with those provided to similarly situated executives in the truckload motor carrier industry. The Committee has taken particular note of management's success in growing the Company in terms of revenue, net earnings and earnings per share, and managing the growth experienced by the Company during the last fiscal year.

     *    ANNUAL BONUS

     The Compensation Committee annually considers the award of bonus compensation to executive officers as additional compensation based upon individual and Company financial performance. Company financial performance is measured by review of a variety of factors, including earnings per share, operating ratios, revenue growth, and size and performance relative to similarly situated trucking industry competitors. The Compensation Committee evaluates individual performance based upon contribution to financial performance goals and review of other qualitative and quantitative factors. Accordingly, in years in which the Company's performance goals are exceeded, bonus compensation will tend to be higher. The Compensation Committee believes that this policy properly motivates the executive officers to perform to the greatest extent of the abilities to generate the highest attainable profits for the Company and to achieve increased shareholder value.

     *    STOCK OPTIONS

     The Company believes that it is important for executives to have an equity stake in the Company in order to encourage them to focus on long-term prospects. Toward this end, the Company makes option grants to its Senior Executive Vice President and Executive Vice Presidents from time to time pursuant to the Company's Stock Option Plan. In making option grants to the Senior Executive Vice President and Executive Vice Presidents, the Compensation Committee evaluates the individual officer's past and expected future contributions to the Company's achievement of its long-term performance goals. Because Jerry Moyes is the largest beneficial stockholder of the Company, the Compensation Committee has not awarded any stock options to Mr. Moyes, and Mr. Moyes is not eligible to participate in the Company's Stock Option Plan or Employee Stock Purchase Plan.

DO EXECUTIVES RECEIVE ANY OTHER BENEFITS?

     Certain executives also participate in various other benefit plans, including medical plans and a 401(k) plan, which are generally available to all employees of Swift Transportation.

HOW IS SWIFT TRANSPORTATION'S CHIEF EXECUTIVE OFFICER COMPENSATED?

     The two members of the Compensation Committee other than Mr. Moyes evaluate the Chief Executive Officer's performance and recommend his salary and bonus to the Board of Directors. As noted above, due to Mr. Moyes' substantial stock ownership of the Company, the Committee has not included stock options as a component of Mr. Moyes' overall compensation. Due in part to this omission of option grants, and primarily due to his significant contributions to the Company and the Company's dependence on Mr. Moyes, Mr. Moyes' base salary is set significantly above the base salaries for the other executive officers. The Committee believes that Mr. Moyes' total compensation is appropriate compared to the total compensation paid to CEOs of comparable publicly held truckload motor carriers, especially in light of the Company's operating results in 1999.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Jerry C. Moyes, Alphonse E. Frei and Lou A. Edwards. Mr. Moyes also serves as the President and Chief Executive Officer of the Company.

     The Company leases various properties from entities owned by or affiliated with Jerry C. Moyes. For the year ended December 31, 1999, the Company expended an aggregate of $72,000 in rental payments on such leases.

     Interstate Equipment Leasing, Inc., a corporation wholly-owned by Jerry C. Moyes ("Interstate Leasing"), leases tractors to some of the Company's owner operators. In connection with this program, during 1999 the Company acquired $37.2 million of new revenue equipment on behalf of Interstate Leasing, for which the Company recognized fee income of $2.2 million. During 1999, the Company also sold used revenue equipment to Interstate Leasing totaling $167,000 and recognized gains of $17,000.

     Interstate Leasing also provides air transportation services to the Company. The Company paid Interstate Leasing $621,000 for air transportation services for the year ended December 31, 1999. At December 31, 1999, $138,000 was owed to Interstate Leasing for air transportation services.

     Jerry C. Moyes acquired a significant ownership interest in Central Freight Lines, Inc. during 1997. The Company provides transportation services to this carrier and other entities owned by Mr. Moyes and recognized $10.6 million in operating revenue there from in 1999. At December 31, 1999, $1.8 million was owed to the Company for these services. In addition, the Company paid $423,000 to the carrier for facilities rental.

     Interstate Leasing operates as a fleet operator for the Company. During 1999, the Company paid $13.2 million to this fleet operator for purchased transportation services. At December 31, 1999, $512,000 was owed to the Company for these transportation services. Also, the Company was paid $301,000 by this fleet operator and paid $43,000 to this fleet operator for various services, including training. At December 31, 1999, $62,000 was owed to the Company and $23,000 was owed by the Company for these services.

     All of the foregoing arrangements were approved by the independent members of the Board of Directors.

                          STOCK PRICE PERFORMANCE GRAPH

     The graph below compares cumulative total return of the Company, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Trucking and Transportation Stocks Index from December 31, 1994 to December 31, 1999. The graph assumes that $100 was invested on December 31, 1994, and any dividends were reinvested.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
            SWIFT TRANSPORTATION CO., INC., THE NASDAQ STOCK INDEX AND THE NASDAQ TRUCKING AND TRANSPORTATION STOCKS' INDEX

                                   12/30/94  12/29/95  12/31/96  12/31/97  12/31/98  12/31/99
                                   --------  --------  --------  --------  --------  --------
Swift Transportation Co., Inc.      100.000    74.394   114.631   157.930   205.104   193.447
NASDQ Stock Market (US)             100.000   141.335   173.892   213.073   300.248   542.430
Trucking & Transportation Index     100.000   116.670   128.788   164.844   148.297   158.376

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during our preceding fiscal year all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with except Messrs. Moyes and Jensen did not timely report two and one stock transactions, respectively. All transactions were reported on subsequent filings.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of March 15, 2000, the number and percentage of outstanding shares of common stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and Named Executive Officer of Swift Transportation and by all directors and executive officers of Swift Transportation as a group.

NAME AND ADDRESS OF
BENEFICIAL OWNER(1)                 SHARES BENEFICIALLY OWNED      PERCENT OWNED
-------------------                 -------------------------      -------------
Jerry C. Moyes                              19,097,567 (2)            30.30%

Ronald G. Moyes                              9,018,353 (2)            14.31%

Lou A. Edwards                                 396,625                    *

William F. Riley III                           379,013 (3)                *

Rodney K. Sartor                                91,409                    *

Alphonse E. Frei                                11,875                    *

Earl H. Scudder, Jr                             30,650 (4)                *

Patrick J. Farley                               35,179 (5)                *

Kevin H. Jensen                                      0                    *

FMR Corporation                              9,649,580                15.31%
All Directors and Named
  Officers as a group
  (8 persons)                               20,042,318                31.76%

----------
* Represents less than 1% of the Company's outstanding Common Stock.

(1) The address of each officer, director and Ronald G. Moyes is 1455 Hulda Way, Sparks, Nevada 89431. The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. Information with respect to FMR

     Corporation is based upon a Schedule 13G filed by FMR Corporation with the Securities and Exchange Commission.

(2) The shares beneficially owned by Jerry C. Moyes are held by him, as follows: (i) 18,591,317 shares are held as a co-trustee of the Jerry and Vickie Moyes Family Trust, (ii) 33,750 shares are held by a limited liability company of which Mr. Moyes has controlling interest, and (iii) 472,500 shares are held by SME Industries, Inc. of which Jerry C. Moyes is the majority shareholder. The shares shown for Jerry C. Moyes do not include the 9,018,353 shares held by seven irrevocable trusts for the benefit of six children of Jerry and Vickie Moyes and by an irrevocable trust for the benefit of Jerry and Vickie Moyes and six of their children, the sole trustee of each of which is Ronald Moyes, who has sole investment and voting power over the trusts. The shares shown for Jerry C. Moyes also do not include 360,000 shares held by an irrevocable trust for the children of Jerry and Vickie Moyes, the sole trustee of which is Gerald F. Ehrlich, who has sole investment and voting power. Of the shares held by the Jerry and Vickie Moyes Family Trust, 18,590,317 shares have been pledged to secure loans with lending institutions.

(3)  Includes options to purchase 37,500 shares exercisable within 60 days.

(4)  Includes options to purchase 4,750 shares exercisable within 60 days.

(5)  Includes options to purchase 34,875 shares exercisable within 60 days.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 1999, the Company incurred fees for legal services to the Scudder Law Firm in the amount of $60,000. Mr. Earl H. Scudder, Jr., a director of the Company, is a member of the Scudder Law Firm. The Company believes that the terms of the foregoing transactions were as favorable to the Company as those which would have been available from an independent third party. See
"Compensation Committee Interlocks and Insider Participation" above for a description of certain transactions between the Company and members of the Compensation Committee.

                   AMENDMENT TO SWIFT TRANSPORTATION CO., INC.
                             1999 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

GENERAL

     At the Annual Meeting, the Company will seek stockholder approval of an amendment (the "Amendment") to the Swift Transportation Co., Inc. 1999 Stock Option Plan (the "Plan") to increase the number of shares authorized for issuance thereunder from 750,000 to 2,250,000. The Plan provides employees with an incentive to actively direct and contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. The Company's Board of Directors has approved the Amendment to the Plan and has directed that the Amendment be submitted as a proposal for stockholder approval at the Annual Meeting. The Plan was originally adopted in 1999.

CURRENT PLAN PROVISIONS

     The Plan authorizes grants of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") to employees of the Company. All of the Company's employees, except Jerry C. Moyes, are eligible to participate in the Plan.

     The Board of Directors believes that use of stock options authorized under the Plan is beneficial to the Company as a means of promoting the success and enhancing the value of the Company by linking the personal interests of its employees and others to those of its stockholders and by providing employees and others with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of employees and others upon whose judgment, interest and special effort the successful conduct of the Company's operation is largely dependent.

     The Plan is administered by the Board of Directors or a committee appointed by the Board consisting of at least two (2) non-employee directors (the "Committee"). The Board of Directors or Committee have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of options and the timing of options.

     Generally, options issued under the Plan will be subject to vesting over a nine-year period, with 20% of the options becoming exercisable by the holder thereof on the fifth anniversary of the date of grant and 20% becoming exercisable on each successive anniversary date of the grant. The exercise price of options granted under the Plan is generally equal to 85% of the fair market value of the Common Stock on the date of the grant. On April 20, 2000, the last reported sale price of the Common Stock on the Nasdaq National Market was $18.9375 per share.

     INCENTIVE STOCK OPTIONS. An ISO is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met. The Committee determines the consideration to be paid to the Company upon exercise of any options. The form of payment may include cash, Common Stock, or other property.

     An optionee is not treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise is an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the Common Stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the Common Stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the Common Stock (determined at the time the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture) will be a tax preference item in the year in which the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture.

     If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such Common Stock is transferred to the optionee upon exercise, any gain or loss resulting from its disposition is treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" occurs. If a disqualifying disposition occurs, the optionee realizes ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, is taxed as capital gain.

     The Company is not entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except that in the event of a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income realized by the optionee.

     NON-QUALIFIED STOCK OPTIONS. A NQSO is any stock option other than an ISO. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

     No taxable income is realized by an optionee upon the grant of a NQSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of a NQSO, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and the Company is entitled to a corresponding tax deduction.

     Upon a subsequent sale or other disposition of Common Stock acquired through exercise of a NQSO, the optionee realizes a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee has no tax consequence to the Company.

     The following table sets forth grants of options made under the current plan during 1999 to (i) each of the executive officers named on page four; (ii) all current executive officers, as a group; (iii) all current directors who are not executive officers, as a group; and (iv) all employees, including all current officers who are not executive officers, as a group. Grants under the current plan and the new Plan are made at the discretion of the Board of Directors or Committee. Accordingly, future grants under the new Plan are not yet determinable.

                                  PLAN BENEFITS
                                STOCK OPTION PLAN

                                   NUMBER OF SHARES            WEIGHTED AVERAGE
                                     SUBJECT TO                 EXERCISE PRICE
NAME AND POSITION                 OPTIONS GRANTED (#)          PER SHARE ($/SH)
-----------------                 -------------------          ----------------
Jerry C. Moyes
Chairman of the Board
& President

William F. Riley III
Executive Vice President &
Chief Financial Officer

Rodney K. Sartor
Executive Vice President

Patrick J. Farley
Executive Vice President

Kevin H. Jensen
Executive Vice President

Executive Officer Group

Director Group

Employee Group                           35,250                     $15.36

AMENDMENTS TO PLAN

     The Board of Directors has reviewed the options currently remaining in the option pool for the Plan and has determined that it is appropriate to increase the number of shares authorized for issuance under the Plan. As of March 31, 2000, (i) no shares have been issued upon exercise of options and are included in the total number of shares of outstanding Common Stock and (ii) option grants representing 750,000 shares were outstanding under the Plan. The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the Plan. Therefore, the Board is proposing the Amendment to the Plan that would increase the number of shares authorized for issuance under the Plan from 750,000 to 2,250,000.

REQUIRED VOTE

     Approval of the adoption of the Plan Amendment requires the affirmative vote of a majority of shares of Common Stock present at the Annual Meeting in person or by proxy. Abstentions are considered present for this proposal, so they will have the same effect as votes against the adoption. Broker non-votes are not considered present for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ADOPTION OF THE PROPOSED AMENDMENT TO THE SWIFT TRANSPORTATION CO., INC. 1999 STOCK OPTION PLAN.

                 AMENDMENT TO THE SWIFT TRANSPORTATION CO., INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

GENERAL

     The Swift Transportation Co., Inc. Non-Employee Directors Stock Option Plan (the "Director Plan") authorizes grants of Director Options to all non-employee directors of the Company. Currently, the Company's Board of Directors is composed of three (3) non-employee directors. The last reported sale price for the Common Stock on the Nasdaq National Market on April 20, 2000, was $18.9375 per share.

     The Company's Board of Directors has approved and recommends that the stockholders approve amendments to the Director Plan (the "2000 Amendment"). Currently, the Plan provides that each non-employee director will receive an annual grant to purchase 1,000 shares of the Company's stock on the last business day in May, which is immediately exercisable. The 2000 Amendment provides that the annual 1,000 share grants will be replaced by 5,000 share grants that will occur every fifth year and that will vest over four years beginning on the date of grant. Pending approval of the proposed amendment by stockholders, the annual 1,000 share grant for May 2000 will be suspended. Upon stockholder approval, the 5,000 share grant authorized will replace the 1,000 share grant for May 2000.

     The Company's Board of Directors believes these changes will enchance the value of the Company by (i) strengthening the Company's ability to attract and retain the services of experienced and knowledgeable persons as directors of the Company, and (ii) more closely linking the personal interest of directors to those of the Company's stockholders. The following summary of the Director Plan and the 2000 Amendment is qualified in its entirety by reference to the Director Plan and the 2000 Amendment, copies of which are attached to this proxy statement as Appendix A.

DESCRIPTION OF THE AVAILABLE AWARDS

     The amended Director Plan provides that on the day of the Company's 2000 annual meeting of shareholders and every fifth anniversary of that date, each person serving as a non-employee director of the Company on that date will automatically be granted an option to purchase 5,000 shares of Company Common Stock. These shares will be exercisable in 20% increments over four years beginning on the date of grant. Any individual who first becomes a non-employee director after the 2000 annual meeting will be granted an option to purchase 5,000 shares of the Company's stock on the date they become a non-employee director and every fifth anniversary of such date, so long as they continue to be a non-employee director on such later dates.

DIRECTOR OPTIONS

     The option price for the Director Options is 85% of the fair market value of the Common Stock on the relevant grant date. The term of each Director Option is six (6) years from the date of grant. Non-employee directors will have no income tax at the grant of these options and the Company is not entitled to a tax deduction at that time. However, when a non-employee director exercises the options, he or she will have ordinary income equal to the difference between the total exercise price and the fair market value of the Company's stock on the date of exercise. The Company is entitled to a tax deduction equal to the amount of ordinary income included by the non-employee director.

     The following table shows the grants that will be made during fiscal year 2000 under the Director Plan assuming that the plan is approved by the stockholders and that the current composition of the Board does not change.

NAME AND POSITION                 DOLLAR VALUES ($)              NUMBER OF UNITS
-----------------                 -----------------              ---------------
Jerry C. Moyes                               0                          0 (1)
Chairman of the Board,
President and Chief
Executive Officer

William F. Riley III                         0                          0 (1)
Senior Executive Vice
President, Chief Financial
Officer and Secretary

Rodney K. Sartor                             0                          0 (1)
Executive Vice President

Patrick J. Farley                            0                          0 (1)
Executive Vice President

Kevin H. Jensen                              0                          0 (1)
Executive Vice President

Executive Group                              0                          0 (1)
(5 persons)

Non-Employee Director Group           $284,062 (2)                 15,000 (3)
(3 person)

Non-Executive Officer                        0                          0 (1)
Employee Group

----------
(1) These individuals and groups would not be participants in the Director Plan, as amended, but are required by Securities and Exchange Commission rules to be listed in this table.

(2) Based on the last reported sale price of a share of the Company's Common Stock on the Nasdaq National Market on April 20, 2000 ($18.9375), multiplied by 15,000, which is the aggregate number of Director Option shares to be granted to the Company's non-employee directors.

(3) Reflecting 5,000 shares of Director Options to be granted to each of the Company's non-employee directors on June 7, 2000.

REQUIRED VOTE

     Approval of the adoption of the Plan Amendment requires the affirmative vote of a majority of shares of Common Stock present at the Annual Meeting in person or by proxy. Abstentions are considered present for this proposal, so they will have the same effect as votes against the adoption. Broker non-votes are not considered present for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE SWIFT TRANSPORTATION CO., INC. NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The principal independent public accounting firm utilized by the Company during the fiscal year ended December 31, 1999 was KPMG LLP, independent certified public accountants (the "Auditors"). It is presently contemplated that the Auditors will be retained as the principal accounting firm to be utilized by the Company during the current fiscal year. A representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions and will be afforded an opportunity to make a statement if the Auditors so desire.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholder proposals for the 2001 Annual Meeting must be received at the principal executive offices of Swift Transportation by December 15, 2000, to be considered for inclusion in our proxy materials relating to such meeting.

     Under our Bylaws, if you wish to nominate directors or bring other business before the stockholders at the 2001 Annual Meeting of Stockholders:

     * You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates.

     * You must notify the Corporate Secretary in writing no later than February 8, 2001, which is 120 days prior to the anniversary date of this annual meeting.

     * Your notice must contain the specific information required in our Bylaws.

     A nomination or other proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our Bylaws. Please note that these requirements relate only to the matters you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC's requirements to have your proposal included in our proxy statement.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to Swift Transportation will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

April 24, 2000
                                        SWIFT TRANSPORTATION CO., INC.

                                        /s/ Jerry C. Moyes

                                        Jerry C. Moyes
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                   APPENDIX A

                         SWIFT TRANSPORTATION CO., INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                    (AMENDED AND RESTATED AS OF MAY 20, 1999)

     1. PURPOSES OF THE PLAN. The purposes of this Swift Transportation Co., Inc. Non-Employee Directors Stock Option Plan are to attract and retain the best available individuals to serve as non-employee members of the Board of Directors of the Company, to reward such directors for their contributions to the profitable growth of the Company, and to maximize the identity of interest between such directors and stockholders generally.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "BOARD" shall mean the Board of Directors of the Company.

          (b) "COMPANY" shall mean Swift Transportation Co., Inc., a Nevada corporation.

          (c) "FAIR MARKET VALUE" shall mean, with respect to the initial grants of Options referenced in Section 4(a), the initial public offering price of a Share, and with respect to any subsequent grants, the Fair Market Value shall mean, in the event the stock is listed or admitted to trading on the NASDAQ/National Market System, New York Stock Exchange or the American Stock Exchange, the closing price of the Stock on such exchange on the relevant date as reported in The Wall Street Journal, or, if the Shares are not listed or admitted to trading on any such exchange, the last quoted price or, if not quoted, the average of the closing bid and asked prices as reported by NASDAQ, or such other system then in use, or if the Shares are not quoted by any such organization, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, or, in all other events, the value determined by the Board in good faith in such manner as it may deem equitable for plan purposes.

          (d) "OPTION" shall mean a right to purchase Stock, granted pursuant to the Plan.

          (e) "OPTIONEE" shall mean a non-employee director of the Company who has been granted an Option.

          (f) "PLAN" shall mean this Swift Transportation Co., Inc. Non-Employee Directors Stock Option Plan.

          (g) "SHARE" shall mean a share of the Stock.

          (h) "STOCK" shall mean the common stock of the Company described in the Articles of Incorporation of the Company, as amended.

          (i)  "STOCK  OPTION   AGREEMENT"  shall  mean  the  written  agreement
evidencing the grant of an Option, in substantially the form of Exhibit 1 hereto.

     3. COMMON STOCK SUBJECT TO THE PLAN. Subject to increases and adjustments pursuant to Section 9 of the Plan, the number of Shares reserved and available for distribution under the Plan shall be 90,000. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unexercised Shares covered by the Option shall, unless the Plan shall have terminated, be available for future grants of Options.

     4. OPTION GRANTS.

          (a) On the last business day each May on which the Stock is traded on the NASDAQ/National Market System or such other exchange, an Option to purchase One Thousand (1,000) Shares shall be granted to each non-employee director serving on the Board as of such date.

          (b) The purchase price of Shares subject to an Option shall be 85% of the Fair Market Value on the date of grant.

     5. EFFECTIVE DATE. This Restatement is effective as of May 20, 1999. No Option may be granted after the expiration of 10 years from the original effective date of the Plan; provided, however, that the Plan and all outstanding Options shall remain in effect until such Options shall have been exercised, shall have expired or shall otherwise be terminated.

     6. TERM; EXERCISE; RIGHTS AS A STOCKHOLDER.

          (a) The term of each Option shall be six (6) years from the date of grant thereof. All of the Shares subject to the Option will be vested in full and immediately exercisable upon grant of the Option. The Option may be exercised in whole or in part at any time during the term of the Option. No fractional Shares will be issued upon exercise of the Option and, if the exercise results in a fractional interest, an amount will be paid in cash equal to the value of such fractional interest based on the Fair Market Value of the Shares on the date of exercise.

          (b) An Option shall be deemed to be exercised upon receipt by the Company from the Optionee of written notice of such exercise. Such notice shall be accompanied by full payment for the Shares subject to such exercise.

          (c) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of the stock certificate issued except as provided in
Section 9 of the Plan.

     7. PAYMENT. The exercise price shall be paid:

          (a) In United States dollars in cash or by check, bank draft, or money order payable to the order of the Company; or

          (b) Subject to the approval of the Board, by delivery of Shares with an aggregate Fair Market Value equal to the exercise price provided that such Shares have been held by the Optionee for at least six months prior to the date of delivery; or

          (c) By any combination of (a) and (b) above.

     The Board shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate.

     8. TRANSFERABILITY OF OPTIONS. Except as otherwise provided by the Committee, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Except as permitted herein, an Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

     In the event of the Optionee's death, his Option shall be exercisable, prior to the expiration of the Option, by the person or persons to whom his accrued and vested rights pass by will or by the laws of descent and distribution.

     9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made, with respect to the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise the Option as to all or any part thereof. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of 30 days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

     10. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend the Plan from time to time in such respects as the Board may deem advisable or terminate the Plan; provided, however, that amendments to the Plan relating to the amount, price or timing of Option grants shall not be made more than once in any six month period, other than amendments necessary to comply with changes in the Internal Revenue Code, or the rules and regulations thereunder. Any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     Notwithstanding the foregoing, revisions or amendments that accomplish any of the following shall require approval of the stockholders of the Company, to the extent required by law, rule or regulation:

          (a) Materially increase the benefits accruing to participants under the Plan;

          (b) Materially increase the number of Shares which may be issued under the Plan;

          (c) Materially modify the Plan as to eligibility for participation in the Plan; or

          (d) Otherwise cause the Plan to lose its exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     11. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market system upon which the Shares may be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or advisable.

     Inability of the Company to obtain authority from a regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary or advisable to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     12. TERMINATION OF OPTION.

          (a) TERMINATION AS A DIRECTOR. If an Optionee ceases to be a director, unless such cessation occurs due to death or disability, then the Option shall terminate on the date thirty days after the date the Optionee ceases to be a director (but not later than the expiration of the term of the Option).

          (b) DISABILITY. Unless otherwise provided in the Stock Option Agreement, in the event an Optionee is unable to continue to be a member of the Board as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may exercise the Option at any time within twelve (12) months following the date he ceased to be a director, but only to the extent he was entitled to exercise it on the date he ceased to be a director and not later than the expiration of the term of the Option. To the extent that he was not entitled to exercise the Option on the date he ceased to be a director, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) DEATH. Unless otherwise provided in the Stock Option Agreement, if an Optionee dies during the term of the Option, the Option may be exercised at any time within twelve (12) months following the date of death, but only to the extent that an Optionee was entitled to exercise the Option on the date of death and not later than the expiration of the term of the Option. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     13. OPTION AGREEMENT. Options shall be evidenced by Stock Option Agreements in such form as the Board shall approve.

     14. MISCELLANEOUS PROVISIONS.

          (a) PLAN EXPENSE. Any expenses of administering this Plan shall be borne by the Company.

          (b) CONSTRUCTION OF PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined by the Board in accordance with the laws of the State of Nevada.

          (c) TAXES. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Shares under the Plan after giving the person entitled to receive such Shares notice as far in advance as practical, and the Company may defer making delivery of such Shares if any such tax may be pending unless and until indemnified to its satisfaction.

          (d) GENDER. For purposes of this Plan, words used in the masculine gender shall include the female and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                    EXHIBIT 1

                         SWIFT TRANSPORTATION CO., INC.

                  NON-EMPLOYEE DIRECTORS STOCK OPTION AGREEMENT

     BY THIS DIRECTORS STOCK OPTION AGREEMENT (the "Agreement"), SWIFT TRANSPORTATION CO., INC., a Nevada corporation (the "Company"), and the undersigned, a non-employee director of the Company (the "Optionee"), desire to establish the terms and conditions upon which the Company is willing to grant the Optionee, and upon which the Optionee is willing to accept from the Company, an Option to purchase shares of Common Stock from the Company, pursuant to the terms and conditions of the Company's Non-Employee Directors Stock Option Plan (the "Plan"). The Company and the Optionee hereby agree as follows:

     1. THE PLAN. All the terms, conditions and definitions of the Plan are hereby incorporated by reference into this Agreement, as if fully set forth herein.

     2. TERMS OF GRANT.

          (a)  Exercise Price: $

          (b)  Number of Shares Subject to Option: 1,000 Shares of Common Stock

          (c)  Grant Date: May___, _______

     DATED:                          , _____.
           --------------------------

                                        SWIFT TRANSPORTATION CO., INC.,
                                        a Nevada corporation


                                        By
                                          --------------------------------------

                                        Its
                                           -------------------------------------

                                    OPTIONEE


                                          --------------------------------------
                                          (Signature)


                                          --------------------------------------
                                          (Print Name)

                                 FIRST AMENDMENT
                                     TO THE
                         SWIFT TRANSPORTATION CO., INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


     Effective May 20, 1999, Swift Transportation Co., Inc. (the "Company") amended and restated the Non-Employee Directors Stock Option Plan (the "Plan").
Section 10 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time, provided that certain amendments shall require stockholder approval. By this instrument, the Company intends to amend the Plan to alter the manner in which options to purchase the Company's Common Stock may be issued under the Plan, and to implement vesting provisions with respect to such options.

     1. The provisions of this First Amendment shall be effective as of May 30, 2000. This First Amendment shall amend only those provisions of the Plan as set forth herein, and those provisions not expressly amended hereby shall be considered in full force and effect. This First Amendment shall not modify the provisions of any Award issued under the Plan that is outstanding as of the effective date of this First Amendment.


     2. Section 4 of the Plan is hereby amended and restated in its entirety to provide as follows:

          4. Option Grants.

               (a) On the day of the 2000 Annual Meeting of the Company's Stockholders, immediately following the adjournment of such meeting, an Option to purchase Five Thousand (5,000) Shares shall be granted to each non-employee director serving on the Board as of such date.

               (b) Any individual who first becomes a non-employee director following the adjournment of the 2000 Annual Meeting of the Company's Shareholders, shall be granted an Option to purchase Five Thousand (5,000) shares as of the date the individual becomes a non-employee director.

               (c) On each five-year anniversary of the non-employee director's first grant of options under Section 4(a) or 4(b), as the case may be, an Option to purchase an additional (5,000) Shares shall be granted to the non-employee director; provided that the non-employee director continues serve on the Board as of such date.

               (d) Each Option granted pursuant to this Section 4 shall become vested and exercisable in accordance with the following schedule:

                      Vested Percentage
                         of Option                   Date of Vesting
                         ---------                   ---------------

                            20%              Date of Grant
                            40%              1st Anniversary of Date of Grant
                            60%              2nd Anniversary of Date of Grant
                            80%              3rd Anniversary of Date of Grant
                            100%             4th Anniversary of Date of Grant

               (e) For purposes of this Plan, "Date of Grant" shall mean the date on which an Option is granted pursuant to Sections 4(a), 4(b), or 4(c).

               (f) The purchase price of Shares subject to an Option shall be 85% of the Fair Market value on the Date of Grant.

          3. Section 6(a) of the Plan is hereby amended and restated in its entirety to read as follows:

               (a) The term of each Option shall be six (6) years from the Date of Grant thereof. All of the Shares subject to the Option will become vested and exercisable as described in Section 4(d). The vested portion of an Option may be exercised in whole or in part at any time during the term of the Option. No fractional Shares will be issued upon exercise of the Option and, if the exercise results in a fractional interest, an amount will be paid in cash equal to the value of such fractional interest based on the Fair Market Value of the Shares on the date of exercise.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative.


                                        SWIFT TRANSPORTATION CO., INC.


                                        By
                                          --------------------------------------

                                        Its
                                           -------------------------------------

                         SWIFT TRANSPORTATION CO., INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 7, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jerry C. Moyes and William F. Riley III, and each of them individually, as proxy with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Swift Transportation Co., Inc. held of record by the undersigned on April 14, 2000 at the Annual Meeting of Stockholders to be held on June 7, 2000, and at any adjournments thereof.


       (Continued, and to be marked, dated and signed, on the other side)


                     DETACH HERE BEFORE MAILING TOP PORTION

                                                                Please mark
                                                                your votes as
                                                                indicated in
                                                                this example [X]

                                WITHHOLD                                WITHHOLD
                         FOR   AUTHORITY                          FOR  AUTHORITY
                         ALL    FOR ALL                           ALL   FOR ALL

The Board of Directors   [ ]      [ ]    The Board of Directors   [ ]      [ ]
recommends a vote FOR                    recommends a vote FOR
Proposal 1                               Proposal  2

Proposal 1 -  ELECTION OF TWO            Proposal 2 - Approval of
DIRECTORS TO CLASS I                     amendment to adoption of
OF THE BOARD OF                          1999 Stock Option Plan
DIRECTORS
                                         The Board of Directors
Rodney K. Sartor                         recommends a vote FOR
Earl H. Scudder, Jr.                     Proposal  3

WITHHOLD AUTHORITY FOR:  (Write          Proposal 3 - Approval of
that nominee(s) name in the              Amendment to Non-Employee
space provided below).                   Directors Stock Option
                                         Plan, as amended
_______________________________


This  proxy,  when  properly  executed,
will be  voted in the  manner  directed
herein by the undersigned  stockholder.
If no  direction  is given,  this proxy
will be  voted  for  the  two  director
nominees  named in  proposal 1, for the
adoption of the  amendment  to the 1999
Stock  Option  Plan  and   amendment of
the Non-Employee Directors Stock Option
Plan,  and  at  the  discretion  of the
proxies  on such  other  matters as may
properly come before the meeting or any
adjournments thereof.

Signature(s)___________________________________________  Date __________________

NOTE: Please sign name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE